                                                                    Exhibit 23.2

                Consent of Ernst & Young, Independent Auditors


We consent to the reference to our firm under the captions "Experts" and to the use of our report dated January 14, 1994, with respect to the financial statements of United National Bancorporation included in the Amendment No. 1 to Registration Statement (Form S-4) and related Prospectus of First Commonwealth Financial Corporation dated August 10, 1994.


                                                           ERNST & YOUNG LLP

Harrisburg, Pennsylvania
August 8, 1994